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                                                                   Exhibit 10.38
                                                                   -------------

                                   CAMINUS LLC

                                 AMENDMENT NO. 1

                                       TO

                              EMPLOYMENT AGREEMENT

         This Amendment No. 1 to Employment Agreement is made as of November 8, 1999, by and between Brian Scanlan (the "Employee") and Caminus LLC, a Delaware limited liability company and successor in interest to ZAI*NET Software, L.P. (the "Company"), and amends the Employment Agreement by and between the Employee and ZAI*NET Software, L.P., dated as of May 12, 1998 (the "Agreement").

         1. The first sentence of Section 1.1 of the Agreement is hereby amended by deleting "President" and substituting "Senior Vice President, Chief Technology Officer" therefor.

         2. The Employee's Base Salary (as defined in the Agreement) shall be $175,000 per annum, payable in accordance with the terms of the Agreement.

         3. Except as set forth above, the Agreement shall remain in full force and effect.


         EXECUTED as of the date set forth above.

                                                CAMINUS LLC


                                                 /s/ Mark A Herman
                                                --------------------------------
                                                By:  Mark A. Herman
                                                Its: CFO



                                                EMPLOYEE


                                                /s/ Brian Scanlan
                                                --------------------------------
                                                Brian Scanlan